Note 11 - Other Borrowings	12 Months Ended
Dec. 31, 2015
Other Borrowings [Abstract]
Other Borrowings [Text Block]
11.	OTHER BORROWINGS

Other borrowings consist of advances from the FHLB and subordinated debt as follows:

(Dollar amounts in thousands)	Maturity range		Weighted- average	Stated interest rate range
Description	from	to	interest rate	from	to	2015	2014
Fixed-rate amortizing	07/01/17	10/01/28	4.02%	2.99%	4.47%	$1,691	$2,376
Junior subordinated debt	12/21/37	12/21/37	1.95%	1.90	1.99	8,248	8,248

Total						$9,939	$10,624

The scheduled maturities of other borrowings are as follows:

(Dollar amounts in thousands)
Year Ending December 31,	Amount	Weighted- Average Rate
2016	502	4.00%
2017	373	4.00%
2018	252	4.02%
2019	155	4.04%
2020	116	4.04%
Beyond 2020	8,542	1.51%

Total	$9,939	1.84%

Fixed-rate amortizing advances from the FHLB require monthly principal and interest payments and an annual 20 percent paydown of outstanding principal. Monthly principal and interest payments are adjusted after each 20 percent paydown. Under the terms of a blanket agreement, FHLB borrowings are secured by certain qualifying assets of the Company which consist principally of first mortgage loans or mortgage-backed securities. Under this credit arrangement, the Company has a remaining borrowing capacity of approximately $80.0 million at December 31, 2015.

The Company formed a special purpose entity (“Entity”) to issue $8,000,000 of floating rate, obligated mandatorily redeemable securities, and $248,000 in common securities as part of a pooled offering. The rate adjusts quarterly, equal to LIBOR plus 1.67%. The Entity may redeem them, in whole or in part, at face value. The Company borrowed the proceeds of the issuance from the Entity in December 2006 in the form of an $8,248,000 note payable, which is included in the other borrowings on the Company’s Consolidated Balance Sheet.